UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020 (February 12, 2020)

YUNHONG INTERNATIONAL

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39226	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4 – 19/F, 126 Zhong Bei, Wuchang District, Wuhan, China People’s Republic of China	430061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +86 131 4555 5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one-half of one Warrant and one Right	ZGYHU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.001 per share	ZGYH	The NASDAQ Stock Market LLC
Warrants, each exercisable for one Class A Ordinary Share for $11.50 per share	ZGYHW	The NASDAQ Stock Market LLC
Rights, each exchangeable into one-tenth of one Class A Ordinary Share	ZGYHR	The NASDAQ Stock Market LLC

Item 1.01.  Entry into a Material Definitive Agreement.

On February 18, 2020, Yunhong International (the “Company”) consummated its initial public offering (the “IPO”) of 6,000,000 units (“Units”). Each Unit consists of one Class A ordinary share, $0.001 par value per share (“Ordinary Share”), one half of one warrant (“Public Warrant”), each whole warrant exercisable into one Ordinary Share at an exercise price of $11.50 per share, and one right (“Right”) to receive one-tenth of one Ordinary Share upon consummation of the Company’s initial business combination.  The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000. Pursuant to the Underwriting Agreement, the Company granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 900,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”).

In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement. On February 12, 2020, the Registration Statement (as defined below) was declared effective by the Securities and Exchange Commission.

●	An Underwriting Agreement, dated February 12, 2020, between the Company and Maxim Group LLC as representative of the several underwriters;

●	A Unit Purchase Option, dated February 12, 2020, between the Company and Maxim Group LLC;

●	An Investment Management Trust Agreement, dated February 12, 2020, by and between the Company and American Stock Transfer & Trust Company LLC;

●	A Warrant Agreement, dated February 12, 2020, by and between the Company and American Stock Transfer & Trust Company LLC;

●	A Rights Agreement, dated February 12, 2020, by and between the Company and American Stock Transfer & Trust Company LLC;

●	A Registration Rights Agreement, dated February 12, 2020, by and between the Company and the Sponsor;

●	A Letter Agreement, dated February 12, 2020, by and among the Company, its officers, its directors and the Sponsor;

●	A Unit Subscription Agreement, dated February 12, 2020, by and between the Company and the Sponsor; and

●	An Administrative Services Agreement, dated February 12, 2020, by and between the Company and the Sponsor.

Item 3.02.  Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the IPO and the sale of the Units, the Company consummated the private placement (“Private Placement”) of 232,500 units (“Placement Units”) to LF International Pte. Ltd. (the “Sponsor”) at a price of $10.00 per Placement Unit, generating total proceeds of $2,325,000. The Placement Units (and the underlying securities) are identical to the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On February 10, 2020, in connection with the IPO, the Company filed its Third Amended and Restated Articles of Association with the Cayman Islands General Registry, effective the same day. The terms of the Third Amended and Restated Articles of Association are set forth in the Company’s registration statements on Form S-1 (File Nos. 333-232432 and 333-236403) (collectively, the “Registration Statement”) and are incorporated herein by reference. A copy of the Third Amended and Restated Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.  Other Events.

A total of $60,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at Morgan Stanley, N.A., with American Stock Transfer & Trust Company LLC acting as trustee. Except for the withdrawal of interest to pay taxes and interest to pay any dissolution expenses, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Ordinary Share issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 12 months from the closing of the IPO (or up to 21 months from the closing of the IPO if the Company extends the period of time to consummate a business combination by the full amount of time).

Copies of the press releases issued by the Company announcing the pricing of the IPO and the consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated February 12, 2020, by and between the Company and Maxim Group LLC

3.1	Third Amended and Restated Articles of Association

4.1	Warrant Agreement, dated February 12, 2020, by and between American Stock Transfer & Trust Company LLC and the Company

4.2	Rights Agreement, dated February 12, 2020, by and between American Stock Transfer & Trust Company LLC and the Company

4.3	Unit Purchase Option, dated February 12, 2020, by and between the Company and Maxim Group LLC

10.1	Investment Management Trust Agreement, dated February 12, 2020, by and between American Stock Transfer & Trust Company LLC and the Company

10.2	Registration Rights Agreement, dated February 12, 2020, by and among the Company and the Sponsor

10.3	Letter Agreement, dated February 12, 2020, by and among the Company, its officers and directors and Sponsor

10.4	Unit Subscription Agreement, dated February 12, 2020, by and between the Company and Sponsor

10.5	Administrative Services Agreement, dated February 12, 2020, by and between the Company and Sponsor

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2020

YUNHONG INTERNATIONAL

By:	/s/ Patrick Orlando
Name: Patrick Orlando
Title: Chief Executive Officer